Exhibit 99(b)


              CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                        AND COMBINED ENTITIES
                  COMBINED STATEMENTS OF OPERATIONS
                    (All dollar amounts in 000's)
                             (Unaudited)

                                      Three Months Ended   Six Months Ended
                                        June 30, 1995        June 30, 1995
                                      ------------------   ----------------

REVENUES                               $   22,252                 $ 44,563
                                       ----------                 --------
COSTS AND EXPENSES:

  Service costs                             7,041                   13,909
  Selling, general and
    administrative expenses                 3,734                    7,637
                                       ----------                 --------
        Operating cash flow                11,477                   23,017


MANAGEMENT FEE EXPENSE                      1,112                    2,228
                                       ----------                 --------
           Operating income                10,365                   20,789
                                       ----------                 --------

INTEREST EXPENSE:

      Bank debt, net                        3,908                    7,744
      Unsecured subordinated
        debt and other                        110                      218
                                       ----------                 --------
                                            4,018                    7,962

DEPRECIATION AND AMORTIZATION               5,708                   11,466

GAIN ON SALE OF ASSETS                          0                   (2,747)
                                       ----------                 --------

NET INCOME                             $      639                 $  4,108
                                       ==========                 ========

              CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                        AND COMBINED ENTITIES
                       COMBINED BALANCE SHEETS
                    (All dollar amounts in 000's)


                                        June 30, 1995     December 31, 1994
                                        -------------     -----------------
                                         (Unaudited)
           ASSETS
Cash                                       $   6,202             $   1,455
Subscriber receivables                         2,793                 2,854
Prepaid expenses & other assets                6,977                 3,413
Investment in cable television
  systems:
    Property, plant & equipment,
      at cost                                182,612               176,915
    Less - accumulated depreciation         (118,034)             (111,476)
                                           ---------             ---------
                                              64,578                65,439

Franchising costs                             17,960                20,250

Other intangible assets                       12,152                13,130
                                           ---------             ---------
      Total investment in cable
        television systems                    94,690                98,819
                                           ---------             ---------

                                           $ 110,662             $ 106,541
                                           =========             =========

LIABILITIES AND STOCKHOLDER'S AND PARTNER'S DEFICIT

LIABILITIES:

 Senior bank debt                          $ 173,420             $ 173,420
 Senior subordinate bank debt                 52,348                53,690
 Senior unsecured subordinated debt -
    Series A Notes                               782                   564
 Senior unsecured subordinated debt -
    Series B Notes                             5,000                 5,000
 Accounts payable & accrued expenses          13,846                14,288
 Subscriber advance payments and deposits      2,321                 2,970
 Management fee payable                       10,793                 8,565
                                           ---------             ---------

  Total liabilities                          258,510               258,497
                                           ---------             ---------

STOCKHOLDER'S & PARTNERS' DEFICIT

 Common stock                                      3                     3
 Additional paid-in capital                   10,053                10,053
 Accumulated deficit                         (13,291)              (15,640)
 Partners' deficit                          (144,613)             (146,372)
                                           ---------             ---------
   Total stockholder's and
     partners' deficit                      (147,848)             (151,956)
                                           ---------             ---------
                                           $ 110,662             $ 106,541
                                           =========             =========

              CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                        AND COMBINED ENTITIES
                   COMBINED STATEMENT OF CASH FLOWS
                    (All dollar amounts in 000's)
                             (Unaudited)

                                                      Six Months Ended
                                                         June 30, 1995
                                                      ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                                $  4,108
  Adjustments to reconcile net income to net
    cash flows from operating activities:
     Depreciation and amortization                            11,466
     Net increase in subscriber
         receivables, prepaid expenses and
         other assets, accounts payable and
         accrued expenses, subscriber advance
         payments and deposits, and
         management fee payable                               (2,366)
                                                             -------
     Net cash flows from operating activities                 13,208
                                                             -------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Increase in investment in property, plant and
     equipment                                                (8,944)
  Sale of cable television assets                              1,682
                                                             -------
     Net cash flows from investing activities                 (7,262)
                                                             -------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in senior subordinated bank debt                   (1,342)
  Increase in senior unsecured subordinated
     debt - Series A Notes                                       218
  Other                                                          (75)
                                                             -------
     Net cash flows from financing activities                 (1,199)
                                                             -------
     Net increase in cash                                      4,747

CASH, beginning of year                                        1,455
                                                             -------
CASH, end of period                                          $ 6,202
                                                             =======

              CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                        AND COMBINED ENTITIES
           COMBINED STATEMENTS OF CHANGES IN STOCKHOLDER'S
                        AND PARTNERS' DEFICIT
                    (All dollar amounts in 000's)
                             (Unaudited)

                                   Accumulated    Partners'
                                     Deficit       Deficit
                                   -----------   -----------
BALANCE, December 31, 1994          $(15,640)     $(146,372)

  Net income                           2,349          1,759
                                    --------      ---------
BALANCE, June 30, 1995              $(13,291)     $(144,613)
                                    ========      =========